HSBC FUNDS
HSBC World Selection Funds

Supplement dated March 17, 2017
to the Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2017

Liquidation of the HSBC World Selection Funds

The Board of Trustees of HSBC Funds (the “Trust”) has approved a Plan of Liquidation with respect to the HSBC World Selection Funds, which consist of the following asset allocation funds, each of which is a separate series of the Trust: Aggressive Strategy Fund; Balanced Strategy Fund; Conservative Strategy Fund; Income Strategy Fund; and Moderate Strategy Fund (each, a “Fund” and, collectively, the “Funds”). Under the Plan of Liquidation, each Fund will cease its investment operations and liquidate its assets. HSBC Global Asset Management (USA) Inc., the investment adviser of the Funds (the “Adviser”), expects that the Funds will be liquidated on or about April 21, 2017 (the “Liquidation Date”).

Effective immediately, each Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Fund from other funds of the Trust. Investors may continue to redeem shares of each Fund prior to the Liquidation Date.

Under the Plan of Liquidation, each Fund will wind up its business and affairs, and each Fund will cease investing its assets in accordance with its stated investment policies. On or before the Liquidation Date, all portfolio holdings of each Fund will be converted to cash, cash equivalents or other liquid assets. As soon as possible after the Liquidation Date, shareholders in each Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.

The fees and expenses for each Fund, noted in the Fee Table in the Fund’s Prospectus, are based on ordinary operations; however, as each Fund winds down its business and affairs, it is possible that the Fund’s expense ratio may exceed the amounts reflected in the Fund’s Fee Table, although the Adviser has agreed to limit the total operating expense ratio of each Fund to 1.50% for Class A Shares and 2.25% for Class B and C Shares.

Although the liquidation is not expected to be a taxable event for each Fund, for taxable shareholders, the automatic redemption of Fund shares will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so. Shareholders may also exchange their Fund shares for shares of the same class of any other HSBC Fund subject to any restrictions set forth under “Shareholder Information – Exchanging Your Shares” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE